UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2015

WORLD MOTO, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54694	77-0716386
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

131 Thailand Science Park INC-1 #214	N/A
Phahonyothin Road
Klong1, Klong Luang
Pathumthani 12120 Thailand
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 840-8781

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.           Entry into a Material Definitive Agreement

Securities Purchase Agreement

On March 5, 2015, World Moto Inc., a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with an existing investor (the “Investor”) pursuant to which the Investor purchased a debenture (the “Initial Debenture”) in the principal amount of $54,348 for a purchase price of $50,000 (8% original issue discount). Upon the effectiveness of a registration statement to be filed by the Company in connection therewith, the Investor will purchase an additional debenture (the “Second Debenture”, together with the Initial Debenture, the “Debentures”) in the principal amount of $489,130 for a purchase price of $450,000 (8% original issue discount), for a total aggregate principal amount of $543,478 for a purchase price of $500,000.

The Agreement provides for a right of participation with respect to any future sales of the Company’s securities during the time that the Debentures remain outstanding. The right of participation allows the Investor to participate in an amount up to 30% of the proposed offering. The Agreement also includes customary representations, warranties and covenants of the Company and the Investor made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Agreement and are not intended to provide factual, business, or financial information about the Company and the Investor. In addition, the Company agreed to indemnify the Investor and its affiliates from any losses incurred by the Investor relating to any breaches of a representation or warranty by the Company or related to the transactions contemplated by the Agreement.

Pursuant to the terms of the Agreement, the Company agreed to reimburse the Investor for attorney’s fees in the amount of $12,000.

Debentures

On March 5, 2015, the Company entered into the Initial Debenture with the Investor in the principal amount of $54,348 for a purchase price of $50,000 (8% original issue discount). The Debentures accrue interest at the rate of 12% annually and have a maturity date of March 5, 2016. The Company is obligated to make amortization payments beginning on the six month anniversary of the issuance date of the Debentures and continuing monthly thereafter. The Debentures are convertible into shares of common stock of the Company at any time at the discretion of the Investor at a conversion price equal to the lesser of (i) $0.03 or (ii) 50% of the lowest traded price per share of the common stock during the twenty five (25) trading days prior to the date of conversion.

The conversion price of the Debentures is subject to full ratchet anti-dilution protection upon the occurrence of stock dividends, stock splits, sales of securities of the Company, rights offerings, certain pro rata distributions or a certain fundamental transactions as defined in the Debentures. The Company also has a right of redemption with respect to some or all of the outstanding principal balance under the Debentures.

The Debentures include customary events of default, such as defaults in payment, breaches of covenants or agreements, or changes in control. Upon the occurrence of an event of default, the outstanding principal and interest (which shall accrue at 18% per annum after the event of default) under the Debentures will be due and shall also be convertible at the lesser of the conversion price and 60% of the volume weighted average price (“VWAP”) for the five (5) trading days in the preceding twenty (20) trading days that have the lowest VWAP during such period.

Registration Rights Agreement

On March 5, 2015, the Company entered into the Registration Rights Agreement (the “Rights Agreement”) with the Investor pursuant to which the Company agreed to register an amount of shares of common stock of the Company equal to 125% of the shares of common stock issuable upon conversion of the Debentures (the “Registrable Securities”). The Company is required to file a registration statement with the SEC to register the Registrable Securities by March 10, 2015 (the “Filing Deadline”) and have the registration statement declared effective by the SEC within sixty (60) days of the Filing Deadline (the “Effectiveness Deadlines”).

If the Company fails to meet the Filing Deadline or the Effectiveness Deadline, or if the registration statement ceases or fails to remain effective for the requisite time, the Company is required to pay liquidated damages equal to 1% of the aggregate purchase price paid by the Investor pursuant to the Agreement on a monthly basis, until the expiration of the Effectiveness Deadline. The liquidated damages may not exceed 10% of the purchase price paid by the Investor.

The parties to the Rights Agreement also agreed, among other things, to indemnify each other for losses that may arise based on untrue statements that may be included in a registration statement and certain other fees and expenses that the parties may incur in connection therewith. The Company will pay all expenses relating to the filing of the registration statement.

Security Agreement

In connection with the Company’s obligations under the Debentures, on March 5, 2015, the Company entered into a Security Agreement with the Investor, pursuant to which the Company granted a lien on all assets of the Company (the “Collateral”) for the benefit of the Investor, to secure the Company’s obligations under the Debentures, which lien is junior to the lien on the Collateral held by the Investor and another accredited investor (the “Existing Lienholders”) pursuant to a security agreement dated April 4, 2014.

In the event of a default as defined in the Debentures, the Investor may, among other things, collect or take possession of the Collateral, proceed with the foreclosure of the security interest in the Collateral or sell, lease or dispose of the Collateral, subject to the rights of the Existing Lienholders.

The foregoing descriptions are qualified in their entirety by reference to the Agreement, Form of Debenture, Form of Rights Agreement and Form of Security Agreement filed as Exhibits 10.1, 10.2, 10.3 and 10.4 attached hereto and incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K (the “Report”), which disclosure is incorporated herein by reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02           Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of the Report, which disclosure is incorporated herein by reference.

The issuance of the Debentures is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act’), pursuant to the exemption for transactions by an issuer not involved in any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”). The Company made this determination based on the representations of the Investor that it is an “accredited investors” within the meaning of Rule 501 of Regulation D and have access to information about the Company and their investment.

This Report is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities have not been registered under the Securities Act and may not be offered or sold in the United State of America absent registration or an exemption from registration under the Securities Act.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01.         Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Description

10.1	Securities Purchase Agreement, dated March 5, 2015, between the Company and the Investor
10.2	Form of Debenture
10.3	Form of Registration Rights Agreement
10.4	Form of Security Agreement

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD MOTO, INC.

Date: March 10, 2015	By:	/s/ Paul Giles
Paul Giles, Chief Executive Officer